Supplement dated October 2, 2008 to the Williams Capital Liquid Assets Fund —
Institutional Shares Prospectus dated February 28, 2008
     The Williams Capital Liquid Assets Fund has changed its name to Williams Capital Government Money Market Fund (the “Fund”). The investment objective of the Fund remains as current income that is consistent with the goals of preservation of capital and the maintenance of liquidity. The Fund’s investments are limited to U.S. Treasury obligations, repurchase agreements collateralized by U.S. Treasury obligations, and senior debt obligations of U.S. government agencies that carry ratings of Aaa/AAA. All of the Fund’s operating procedures have remained unchanged.